Exhibit 99.1

MaxCyte Initiates Full Year 2024 Guidance and Reaffirms 2023 Preliminary Results

ROCKVILLE, MD, March 4, 2024 — MaxCyte, Inc., (NASDAQ: MXCT; LSE: MXCT), a leading, cell-engineering focused company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics and innovative bioprocessing applications, today provided revenue guidance for the full year of 2024 and reaffirmed 2023 preliminary results previously announced in January.

2023 Preliminary Results

Total revenue for the fiscal year of 2023 is expected to be between $41.1 million and $41.3 million, compared to $44.3 million for fiscal year 2022.

●	Core revenue is expected to be between $29.6 million and $29.8 million, compared to $39.6 million for fiscal year 2022.
●	SPL Program-related revenue is expected to be approximately $11.4 million, compared to $4.6 million for fiscal year 2022.

Total cash, cash equivalents, and investments as of December 31, 2023 is expected to be approximately $210 million.

2024 Guidance

Management is providing initial 2024 revenue guidance for core business revenue and SPL program-related revenue:

●	Core revenue is expected to be flat to 5% growth compared to 2023.
●	SPL Program-related revenue is expected to be approximately $3 million for the year.

Our outlook does not include SPL Program-related revenue from the sale of Vertex/CRISPR’s CASGEVY™.

Management expects to end 2024 with $175 million in total cash, cash equivalents and investments.

“We are looking forward to continuing to execute across our business and provide best in class support to our customers in 2024 and the years to come. This year, MaxCyte has already signed three SPLs in which our cell and gene therapy clients will use our Flow Electroporation® technology and ExPERT™ platform to further their pre-clinical and clinical programs,” said Maher Masoud, President and Chief Executive Officer at MaxCyte. “As we continue to expand our SPL portfolio this year, we remain confident in our ability to support our current and prospective clients as new waves of next-generation cell therapies come to market.”

Cowen Healthcare Conference

MaxCyte will be presenting at the 44th Annual Cowen Conference at 9:10 a.m. Eastern Time on Tuesday, March 5, 2024. A live and archived webcast of the Cowen presentation will be available on the “Event” section of the MaxCyte investor relations website at https://investors.maxcyte.com/.

Fourth Quarter Earnings Conference Call Details

MaxCyte plans to release final financial results for the fourth quarter and full year 2023 after the U.S. market close on Tuesday, March 12, 2024. Company management will host a conference call to discuss financial results that day at 4:30 p.m. Eastern Time on Tuesday, March 12, 2024.

Investors interested in listening to the conference call are required to register online. It is recommended to register at least a day in advance. A live and archived webcast of the event will be available on the “Events” section of the MaxCyte website at https://investors.maxcyte.com/.

About MaxCyte

At MaxCyte, we pursue cell engineering excellence to maximize the potential of cells to improve patients’ lives. We have spent more than 20 years honing our expertise by building best-in-class platforms, perfecting the art of the transfection workflow, and venturing beyond today’s processes to innovate tomorrow’s solutions. Our ExPERT™ platform, which is based on our Flow Electroporation® technology, has been designed to support the rapidly expanding cell therapy market and can be utilized across the continuum of the high-growth cell therapy sector, from discovery and development through commercialization of next-generation, cell-based medicines. The ExPERT family of products includes: four instruments, the ATx™, STx™, GTx™ and VLx™; a portfolio of proprietary related processing assemblies or disposables; and software protocols, all supported by a robust worldwide intellectual property portfolio. By providing our partners with the right technology platform, as well as scientific, technical, and regulatory support, we aim to guide them on their journey to transform human health. Learn more at maxcyte.com and follow us on Twitter and LinkedIn.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.  These statements about us and our industry involve substantial known and unknown risks, uncertainties, and assumptions, including those described in Item 1A under the heading “Risk Factors” and elsewhere in our report on Form 10-K, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements.  Forward-looking statements include, but are not limited to, statements about the Company’s preliminary results of operations, including fourth quarter and full year total revenue, core revenue, and SPL program revenue and statements about possible or future results of operations or financial position. In some cases, you can identify forward-looking statements because they contain words such as "may," “might,” "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," “expect,” "estimate," “seek,” "predict," “future,” "project," "potential," "continue," “contemplate,” "target,” the negative of these words and similar words or expressions.  These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The forward-looking statements contained in this press release, include, without limitation, statements concerning the following:  our expected future growth and success of our business model; the potential payments we may receive pursuant to our SPLs; the size and growth potential of the markets for our products, and our ability to serve those markets, increase our market share, and achieve and maintain industry leadership; the market acceptance and demand for our technology and products, including in the cell therapeutics and bioprocessing application markets; the expected future growth of our manufacturing capabilities and sales, support and marketing capabilities; our ability to expand our customer base and enter into additional SPL partnerships; our ability to accurately forecast and manufacture appropriate quantities of our products to meet clinical or commercial demand; our expectations regarding development of the cell therapy market, including projected growth in adoption of non-viral delivery approaches and gene editing manipulation technologies; our expectation that our partners will have access to capital markets to develop and commercialize their cell therapy programs; our ability to maintain our FDA Master File and Master and Technical Files in other countries and expand Master and Technical Files into additional countries; our research and development for any future products, including our intention to introduce new instruments and processing assemblies and move into new applications; the development, regulatory approval, and commercialization of competing products and our ability to compete with the companies that develop and sell such products; risks associated with our management transition and our ability to retain and hire senior management and key personnel; regulatory developments in the United States and foreign countries; our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act; our ability to develop and maintain our corporate infrastructure, including our internal controls; our financial performance and capital requirements; the adequacy of our cash resources and availability of financing on commercially reasonable terms; our expectations regarding our ability to obtain and maintain intellectual property protection for our products, as well as our ability to operate our business without infringing the intellectual property rights of others; general market and economic conditions that may impact investor confidence in the biopharmaceutical industry and affect the amount of capital such investors provide to our current and potential partners; and our use of available capital resources. These and other risks and uncertainties are described in greater detail in Item 1A , entitled "Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 15, 2023, as well as in discussions of potential risks, uncertainties, and other important factors in our quarterly reports on Form 10-Q and the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available through the Investor Menu, Financials section, under “SEC Filings” on the Investors page of our website at http://investors.maxcyte.com. Any forward-looking statements in this press release are based on our current beliefs and opinions on the relevant subject based on information available to us as of the date of such press release, and you should not rely on forward-looking statements as predictions of future events. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.  Given these uncertainties, you should not place undue reliance on our forward-looking statements.

MaxCyte Contacts:

US IR Adviser Gilmartin Group David Deuchler, CFA	+1 415-937-5400 ir@maxcyte.com
US Media Relations Seismic Valerie Enes	+1 408-497-8568
Nominated Adviser and Joint Corporate Broker Panmure Gordon Emma Earl / Freddy Crossley Corporate Broking	+44 (0)20 7886 2500

Rupert Dearden
UK IR Adviser ICR Consilium Mary-Jane Elliott Chris Welsh	+44 (0)203 709 5700 maxcyte@consilium-comms.com